CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-9

DERIVED INFORMATION 10/24/2005

[$881,550,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$891,000,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-9

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary –Fixed Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 11/01/05 cutoff date.  Approximately 5.2% of the mortgage loans do not provide for any payments of principal in the first five or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	920
Total Outstanding Loan Balance	$81,957,118*	Min	Max
Average Loan Current Balance	$89,084	$9,987	$636,100
Weighted Average Original LTV	81.5%**
Weighted Average Coupon	7.99%	5.88%	14.24%
Arm Weighted Average Coupon	0.00%
Fixed Weighted Average Coupon	7.99%
Weighted Average Margin	0.00%	0.00%	0.00%
Weighted Average FICO (Non-Zero)	636
Weighted Average Age (Months)	3
% First Liens	78.1%
% Second Liens	21.9%
% Arms	00.0%
% Fixed	100.0%
% of Loans with Mortgage Insurance	0.0%

*

Approximately [$82,250,000] of the total [$900,000,100] collateral will be made up of fixed rate loans.

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
5.88 - 6.00	11	3,110,803	3.8	5.98	70.6	669
6.01 - 6.50	43	10,698,276	13.1	6.34	70.4	653
6.51 - 7.00	87	15,356,725	18.7	6.84	74.5	653
7.01 - 7.50	80	15,435,775	18.8	7.29	79.0	625
7.51 - 8.00	74	10,651,597	13.0	7.77	80.5	620
8.01 - 8.50	35	2,858,589	3.5	8.27	77.5	606
8.51 - 9.00	37	4,127,550	5.0	8.85	84.0	613
9.01 - 9.50	49	2,537,907	3.1	9.32	93.9	637
9.51 - 10.00	105	4,249,225	5.2	9.87	97.2	653
10.01 - 10.50	138	5,116,573	6.2	10.40	98.4	630
10.51 - 11.00	63	2,754,417	3.4	10.81	99.1	639
11.01 - 11.50	125	3,103,522	3.8	11.35	99.5	629
11.51 - 12.00	27	758,801	0.9	11.79	99.1	621
12.01 - 12.50	38	791,753	1.0	12.43	96.4	589
12.51 - 13.00	7	385,673	0.5	12.74	76.8	539
14.01 - 14.24	1	19,933	0.0	14.24	57.0	570
Total:	920	81,957,118	100.0	7.99	81.5	636

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
437 - 450	1	49,685	0.1	10.63	90.0	437
451 - 475	1	89,048	0.1	10.99	90.0	474
476 - 500	1	190,681	0.2	12.63	75.0	497
501 - 525	8	1,223,609	1.5	8.68	75.5	513
526 - 550	17	2,099,552	2.6	7.85	69.4	543
551 - 575	35	4,008,369	4.9	8.29	75.1	563
576 - 600	202	11,573,632	14.1	8.29	80.1	588
601 - 625	195	16,914,342	20.6	7.98	81.0	614
626 - 650	180	16,403,939	20.0	7.94	83.1	638
651 - 675	143	12,895,869	15.7	7.97	82.9	664
676 - 700	81	8,665,884	10.6	7.97	84.1	687
701 - 725	32	4,504,949	5.5	7.30	81.8	713
726 - 750	12	1,427,417	1.7	7.52	90.5	738
751 - 775	10	1,514,016	1.8	7.09	83.6	759
776 - 790	2	396,126	0.5	7.27	82.3	785
Total:	920	81,957,118	100.0	7.99	81.5	636

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
9,987 - 50,000	460	11,479,326	14.0	10.56	98.4	630
50,001 - 100,000	201	14,933,132	18.2	8.82	84.2	640
100,001 - 150,000	96	11,842,536	14.4	7.80	79.5	631
150,001 - 200,000	63	11,008,216	13.4	7.40	76.5	625
200,001 - 250,000	23	5,187,743	6.3	6.94	76.6	635
250,001 - 300,000	24	6,596,771	8.0	7.10	70.1	631
300,001 - 350,000	19	6,202,286	7.6	7.32	77.6	628
350,001 - 400,000	17	6,304,064	7.7	6.75	76.8	653
400,001 - 450,000	5	2,071,021	2.5	6.36	78.0	687
450,001 - 500,000	6	2,786,179	3.4	6.82	82.7	652
550,001 - 600,000	4	2,295,092	2.8	6.78	83.0	642
600,001 - 636,100	2	1,250,753	1.5	7.55	82.4	614
Total:	920	81,957,118	100.0	7.99	81.5	636

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
16.44 - 50.00	30	4,345,751	5.3	6.75	40.4	629
50.01 - 55.00	12	2,045,071	2.5	7.03	53.1	608
55.01 - 60.00	5	629,372	0.8	7.83	58.4	599
60.01 - 65.00	19	3,003,784	3.7	7.08	62.8	620
65.01 - 70.00	28	4,906,630	6.0	7.30	68.2	620
70.01 - 75.00	44	7,597,905	9.3	7.46	74.1	615
75.01 - 80.00	134	20,788,967	25.4	7.25	79.6	642
80.01 - 85.00	36	8,021,289	9.8	7.13	84.3	642
85.01 - 90.00	58	9,783,456	11.9	7.46	89.2	638
90.01 - 95.00	36	2,248,404	2.7	8.71	94.6	648
95.01 - 100.00	518	18,586,489	22.7	10.32	99.9	643
Total:	920	81,957,118	100.0	7.99	81.5	636

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.0	372	17,108,557	20.9	9.19	89.4	628
1.0	42	7,653,197	9.3	7.36	81.7	644
2.0	172	10,126,740	12.4	9.36	89.6	645
3.0	310	44,488,845	54.3	7.35	77.3	635
5.0	24	2,579,779	3.1	7.47	69.8	626
Total:	920	81,957,118	100.0	7.99	81.5	636

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	645	55,161,992	67.3	7.78	81.9	629
Reduced	102	8,450,602	10.3	8.87	85.5	649
No Income/ No Asset	4	517,952	0.6	9.53	69.0	583
Stated Income / Stated Assets	169	17,826,573	21.8	8.16	78.8	652
Total:	920	81,957,118	100.0	7.99	81.5	636

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	886	77,787,578	94.9	7.99	81.9	634
Investor	34	4,169,540	5.1	7.98	74.7	672
Total:	920	81,957,118	100.0	7.99	81.5	636

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	128	20,231,714	24.7	7.73	77.0	648
Florida	97	10,406,472	12.7	7.57	78.7	631
New York	36	7,206,610	8.8	7.40	79.7	644
Texas	102	4,945,585	6.0	8.79	85.0	614
Nevada	26	2,774,704	3.4	8.34	79.4	608
New Jersey	11	2,705,596	3.3	7.24	80.4	642
Arizona	32	2,658,586	3.2	8.09	81.0	616
Ohio	40	2,222,569	2.7	8.23	83.9	624
Washington	19	2,151,698	2.6	7.96	84.7	633
Oregon	20	1,934,712	2.4	7.82	86.6	669
Virginia	26	1,893,486	2.3	8.30	90.5	629
Michigan	31	1,630,298	2.0	9.12	81.1	623
Maryland	13	1,625,243	2.0	7.68	81.3	635
Colorado	22	1,356,420	1.7	8.50	84.2	635
Indiana	33	1,237,949	1.5	8.98	88.2	595
Other	284	16,975,476	20.7	8.39	86.1	636
Total:	920	81,957,118	100.0	7.99	81.5	636

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	563	30,458,840	37.2	9.08	91.2	647
Refinance - Rate Term	35	3,355,135	4.1	7.61	73.1	619
Refinance - Cashout	322	48,143,143	58.7	7.33	76.0	629
Total:	920	81,957,118	100.0	7.99	81.5	636

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Fixed Balloon 30/15	238	11,156,361	13.6	10.45	98.8	656
Fixed Rate	682	70,800,757	86.4	7.60	78.8	632
Total:	920	81,957,118	100.0	7.99	81.5	636

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	817	67,750,590	82.7	8.05	81.9	635
2 Family	25	6,149,201	7.5	6.94	74.0	649
PUD	34	4,196,837	5.1	8.10	82.9	616
Condo	32	1,986,524	2.4	8.85	84.5	640
3-4 Family	12	1,873,966	2.3	8.14	86.4	653
Total:	920	81,957,118	100.0	7.99	81.5	636

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	906	77,716,231	94.8	8.04	81.7	635
60	10	3,129,912	3.8	7.05	78.2	639
120	4	1,110,975	1.4	7.09	81.6	677
Total:	920	81,957,118	100.0	7.99	81.5	636

*

Note, for second liens, CLTV is employed in this calculation.